Fees Summary	Oct. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,186,377,000.00
Previously Paid Amount	0.00
Total Fee Amount	794,034.33
Total Offset Amount	0.00
Net Fee	$ 794,034.33
Final Prospectus	false